UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 5, 2022

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure

On or about January 5, 2022, NovaBay Pharmaceuticals, Inc. (the “Company”) mailed a letter to certain stockholders regarding the Company’s 2021 Special Meeting of Stockholders (the “Special Meeting”) that was adjourned as to Proposal Two, which is a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the amount of authorized common stock from 100,000,000 shares to 150,000,000 shares. The Company is encouraging stockholders who have not yet voted to do so before the Special Meeting that will reconvene at 11:00 a.m. Pacific Time on January 14, 2022 virtually at http://www.virtualshareholdermeeting.com/NBY2021SM. This letter to stockholders is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission (“SEC”) encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Item 7.01 of the Current Report on Form 8-K and Exhibit 99.1 may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

In connection with the solicitation of proxies, on November 12, 2021, the Company filed a definitive proxy statement (“Proxy Statement”) with the SEC in connection with the Special Meeting, which has been adjourned until January 14, 2022. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY THE COMPANY WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. The Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Letter to Stockholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: January 5, 2022